UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2022

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2022, the Board of Directors (the “Board”) of Royal Caribbean Cruises Ltd. (the “Company”) appointed Michael O. Leavitt as a director of the Company, effective immediately. The Board also appointed Mr. Leavitt to serve on the Board’s Safety, Environment, Sustainability and Health Committee.

Mr. Leavitt is the Co-Chairman of Health Management Associates, a health care consulting firm, and Chairman of Leavitt Equity Partners, a private equity fund. From 2009 to 2021, he served as the Chairman of Leavitt Partners, LLC, a health care consulting firm. He also previously served as the United States Secretary of Health and Human Services (2005-2009), the Administrator of the Environmental Protection Agency (2003-2005) and the Governor of the State of Utah (1993-2003).

Mr. Leavitt will receive compensation for his board service consistent with the compensation of other non-management directors as described in the Company’s definitive proxy statement for the 2021 Annual Meeting of Shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also on February 10, 2022, the Board amended the By-Laws of the Company, effective immediately, to provide that the Board shall consist of between 10 and 15 directors. With Mr. Leavitt’s appointment, the Board size was increased to 14 directors.

The foregoing description of the amendment to the By-Laws is summary in nature and is qualified in its entirety by reference to the full and complete terms of the Amended and Restated By-Laws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 11, 2022, the Company issued a press release regarding Mr. Leavitt's appointment to the Board, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit 3.1 – Amended and Restated By-Laws

Exhibit 99.1 - Press release dated February 11, 2022.

Exhibit 104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	February 11, 2022	By:	/s/ R. Alexander Lake
		Name:	R. Alexander Lake
		Title:	Senior Vice President, Chief Legal Officer & Secretary